EXHIBIT 99.1

                            SELECTED FINANCIAL DATA

                Selected Historical Consolidated Financial Data
                              of Alliance Holding

               We have set forth below selected summary consolidated historical financial data of Alliance Holding for the six months ended June 30, 1999 and 1998 and for each of the years in the five-year period ended December 31, 1998. This data should be read in conjunction with Management's Discussion and Analysis of Financial Condition and Results of Operations and the consolidated financial statements of Alliance Holding set forth in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999 and in its Annual Report on Form 10-K for the year ended December 31, 1998. Unit and per unit amounts for all periods prior to the two-for-one unit split in 1998 have been restated. Net income per unit amounts prior to 1997 have been restated as required to comply with Statement of Financial Accounting Standards No. 128, Earnings per Share.


                                      For the Six Months Ended                              For the Year Ended
                                              June 30,                                         December 31,
                                      -----------------------      ----------------------------------------------------------------
                                       1999            1998           1998           1997           1996        1995         1994
                                      --------       --------      ----------      --------      --------     --------     --------
                                             (unaudited)                         (in thousands, except for per unit data)
Income statement data:
 Revenues.........................    $838,684       $648,137      $1,324,056      $975,336      $788,517     $639,255     $600,952
 Income before income taxes.......     229,728        172,417         348,712       147,762       207,590      167,011      141,806
 Net income.......................     195,268        144,825         292,916       128,956       193,346      155,387      133,489
 Net income before reduction in
   recorded value of intangible
   assets.........................     195,268        144,825         292,916       249,856       193,346      155,387      133,489
Net income per unit:
 Basic net income per unit........       $1.13          $0.85           $1.71         $0.76         $1.15        $0.95        $0.86
 Diluted net income per unit......       $1.10          $0.82           $1.66         $0.74         $1.13        $0.94        $0.85
 Diluted net income per unit
   before reduction in recorded
   value of intangible assets.....       $1.10          $0.82           $1.66         $1.44         $1.13        $0.94        $0.85
 Basic weighted average units
   outstanding....................     170,804        169,609         169,933       168,448       166,382      161,538      153,381
 Diluted weighted average units
   outstanding....................     175,968        174,949         175,143       171,876       168,968      163,116      155,882
Cash distributions per unit.......    $   1.08       $   0.80      $     1.62      $   1.40      $  1.095     $   0.91     $   0.82

                                                                                               December 31,
                                     June 30,                      ----------------------------------------------------------------
                                       1999                           1998            1997           1996        1995         1994
                                    ----------                     ----------      --------      --------     --------     --------
Balance sheet data:
 Total assets.....................  $1,456,717                     $1,132,592      $784,460      $725,897     $575,058     $518,369
 Debt and long-term obligations(1)     424,486                        238,089       130,429        52,629       30,839       29,021
 Partners' capital................     467,062                        430,273       398,051       476,020      406,709      381,329
Assets under management (in
 millions)(2).....................  $  321,006                     $  286,659      $218,654      $182,792     $146,521     $119,279

- ---------------
(1) Includes accrued compensation and benefits due after one year and debt.

(2) Excludes certain non-discretionary advisory relationships and reflects 100% of the assets managed by unconsolidated joint venture subsidiaries and affiliates.

                  Selected Unaudited Pro Forma Financial Data
                   of Alliance Capital and Alliance Holding

               We have set forth below selected unaudited pro forma financial data of Alliance Capital and Alliance Holding for the six months ended June 30, 1999 and 1998 and for the year ended December 31, 1998. This pro forma data has been derived from the unaudited pro forma condensed financial statements of Alliance Capital and Alliance Holding and includes the assumptions described under "Pro Forma Condensed Financial Statements (Unaudited)". This pro forma data reflects the effects of the reorganization and the exchange offer as if such transactions occurred on June 30, 1999 (for balance sheet purposes) and January 1, 1998 (for income statement purposes). This pro forma data does not purport to represent what the financial position or results of operations of Alliance Capital and Alliance Holding would actually have been if the reorganization and the exchange offer had occurred on these dates, or to be indicative of the future financial position or results of operations of Alliance Capital and Alliance Holding. You should read this pro forma data in conjunction with the consolidated financial statements of Alliance Holding set forth in its Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 and in its Annual Report on Form 10-K for the year ended December 31, 1998 and with the information under Item 5 of this Form 8-K and "Pro Forma Condensed Financial Statements (Unaudited)", which is included as Exhibit 99.3 to this Form 8-K.


                                                                        Historical Alliance Holding
                                                           --------------------------------------------------------
                                                                For the Six Months                   For the Year
                                                                  Ended June 30,                        Ended
                                                           -------------------------------           December 31,
                                                             1999                 1998                   1998
                                                           ----------             --------           --------------

                                                                 (in thousands, except for per unit data)
Income statement data:
 Revenues.........................................         $  838,684             $648,137              $1,324,056
 Income before income taxes.......................            229,728              172,417                 348,712
 Net income.......................................            195,268              144,825                 292,916
Net income per unit:
 Basic net income per unit........................         $     1.13             $   0.85              $     1.71
 Diluted net income per unit......................         $     1.10             $   0.82              $     1.66
 Basic weighted average units outstanding.........            170,804              169,009                 169,933
 Diluted weighted average units outstanding.......            175,968              174,949                 175,143
Cash distributions per unit.......................         $     1.08             $   0.80              $     1.62

                                                            June 30,
                                                              1999
                                                           ----------
Balance sheet data:
 Total assets.....................................         $1,456,717
 Debt and long-term obligations...................            424,486
 Partners' capital................................            467,062



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




                                                                           Pro Forma Alliance Capital
                                                           --------------------------------------------------------
                                                               For the Six Months                      For the
                                                                 Ended June 30,                       Year Ended
                                                           ----------------------------               December 31,
                                                             1999                1998                    1998
                                                           ----------          --------               ------------
                                                                  (in thousands, except for per unit data)
Income statement data:
 Revenues.........................................           $838,684          $648,137                $1,324,056
 Income before income taxes.......................            229,728           172,417                   348,712
 Net income.......................................            214,872           160,825                   323,516
Net income per unit:
 Basic net income per unit........................           $   1.25          $   0.94                  $   1.88
 Diluted net income per unit......................           $   1.21          $   0.91                  $   1.83
 Basic weighted average units outstanding.........            170,804           169,609                   169,933
 Diluted weighted average units outstanding.......            175,968           174,949                   175,143
Cash distributions per unit.......................           $   1.19          $   0.89                  $   1.80


                                                            June 30,
                                                              1999
                                                           ----------
Balance sheet data:
 Total assets.....................................         $1,437,113
 Debt and long-term obligations...................            424,486
 Partners' capital................................            467,062


                                                                         Pro Forma Alliance Holding
                                                           --------------------------------------------------------
                                                               For the Six Months                      For the
                                                                 Ended June 30,                       Year Ended
                                                           ----------------------------               December 31,
                                                             1999                1998                    1998
                                                           ----------          --------               ------------

                                                                  (in thousands, except for per unit data)
Income statement data:
 Equity in earnings of Alliance Capital...........            $80,835           $60,088                 $120,970
 Revenues.........................................             80,835            60,088                  120,970
 Income before income taxes.......................             80,835            60,088                  120,970
 Net income.......................................             73,460            54,110                  109,528
Net income per unit:
 Basic net income per unit........................            $  1.13           $  0.85                  $  1.71
 Diluted net income per unit......................            $  1.10           $  0.82                  $  1.66
 Basic weighted average units outstanding.........             64,910            64,005                   64,183
 Diluted weighted average units outstanding.......             70,074            69,345                   69,393
Cash distributions per unit.......................            $  1.08           $  0.80                  $  1.62

                                                             June 30,
                                                               1999
                                                             --------
Balance sheet data:
 Investment in Alliance Capital...................           $176,402
 Total assets.....................................            196,006
 Debt and long-term obligations...................                 --
 Partners' capital................................            176,402



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